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                                                                   EXHIBIT 10.27


                      TERMINATION AGREEMENT WITH RESPECT TO
                 MASTER AGREEMENT TO LEASE AND LEASE AGREEMENTS

        This TERMINATION AGREEMENT WITH RESPECT TO MASTER AGREEMENT TO LEASE AND LEASE AGREEMENTS (the "Agreement") is entered into as of September 29, 2000, by and among Prison Realty Trust, Inc., a Maryland corporation formerly known as Prison Realty Corporation ("Prison Realty"), Corrections Corporation of America, a Tennessee corporation formerly known as Correctional Management Services Corporation ("CCA"), and CCA Acquisition Sub, Inc., a Tennessee corporation and wholly owned subsidiary of Prison Realty ("Sub"). Sub is a party to this Agreement for the purpose of acknowledging and consenting to the agreements of Prison Realty and CCA contained herein.

                              W I T N E S S E T H:

        WHEREAS, Prison Realty, as Landlord, and CCA, as Tenant, are parties to that certain Master Agreement to Lease, dated January 1, 1999, as amended by that certain First Amendment to Master Agreement to Lease, dated December 31, 1999, and Second Master Amendment to Lease Agreement, dated June 9, 2000 (the "Master Agreement to Lease"), copies of which are attached hereto as Exhibit A, along with various supplemental Lease Agreements dated January 1, 1999 and thereafter, as amended by that certain Master Amendment to Lease Agreements, dated December 31, 1999, and that certain Second Master Amendment to Lease Agreements, dated June 9, 2000 (the "Lease Agreements");

        WHEREAS, Prison Realty, CCA and Sub are parties to that certain Agreement and Plan of Merger, dated June 30, 2000, pursuant to which CCA will merge with and into Sub with Sub being the surviving corporation (the "Merger"); and

        WHEREAS, pursuant to Section 7.21 of that certain Amended and Restated Credit Agreement, dated August 4, 1999, by and among Prison Realty as Borrower, certain of its subsidiaries as Guarantors, those parties identified as the Lenders thereunder, Lehman Commercial Paper Inc. ("Lehman") as Administrative Agent, Societe Generale as Documentation Agent, The Bank of Nova Scotia as Syndication Agent, and Southtrust Bank (formerly known as Southtrust Bank, N.A.) as Co-Agent, as amended by the terms of that certain Waiver and Amendment, dated June 9, 2000, by and between Prison Realty and Lehman as Administrative Agent on behalf of the Lenders, Prison Realty has agreed to cause the termination of the Master Agreement to Lease and the Lease Agreements in connection with, and at the time of, the consummation of the Merger.

        NOW, THEREFORE, in consideration of the premises, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Master Agreement to Lease and the Lease Agreements shall be, and hereby are, terminated and shall be of no further force or effect, effective as of the completion of the Merger.


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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                    PRISON REALTY TRUST, INC.



                                    By: /s/ John D. Ferguson
                                        ----------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------


                                    CORRECTIONS CORPORATION OF AMERICA



                                    By: /s/ Darrell K. Massengale
                                        ----------------------------------------
                                    Title: Secretary and Chief Financial Officer
                                           -------------------------------------


                                    CCA ACQUISITION SUB, INC.



                                    By: /s/ Darrell K. Massengale
                                        ----------------------------------------
                                    Title: President
                                           -------------------------------------






                                   EXHIBIT A




                            [intentionally omitted]

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                                   Exhibit A

                            [intentionally omitted]